Exhibit 10.3

EXECUTION COPY

SERIES 2006-1 INDENTURE SUPPLEMENT

between

JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY

and

THE BANK OF NEW YORK,

as Indenture Trustee

Dated as of March 22, 2006

i

SECTION 5.10 Waivers of Jury Trial	25
SECTION 5.11 Headings and Table of Contents	26
SECTION 5.12 Use of English Language	26
SECTION 5.13 Termination	26
SECTION 5.14 Limited Recourse	26
SECTION 5.15 Third Party Beneficiary	26

EXHIBITS

Exhibit A	Form of Series 2006-1 Note
Exhibit B	Form of Certificate for Exchange or Transfer from Rule 144A Note to Temporary Regulation S Note
Exhibit C	Form of Certificate for Exchange or Transfer from Rule 144A Note to Permanent Regulation S Note
Exhibit D	Form of Certificate for Exchange or Transfer from Temporary Regulation S Note to Rule 144A Note

ii

SERIES 2006-1 INDENTURE SUPPLEMENT, dated as of March 22, 2006 (this “Indenture Supplement”), between JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “SPC”), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee and collateral agent under the Indenture (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Indenture Trustee has entered into the Indenture referred to below and accepted the trust established thereunder for the exclusive benefit of the Secured Parties;

WHEREAS, Section 2.2(a) of the Indenture provides that the SPC may issue from time to time one or more Notes (or Series of Notes);

WHEREAS, Section 2.2(b)(ii) of the Indenture provides that the Principal Terms of any new Note (or Series of Notes) are to be set forth in a supplement to the Indenture executed by the Indenture Trustee and the SPC;

WHEREAS, the Indenture Trustee and the SPC desire to enter into this Indenture Supplement pursuant to which a Series of Notes will be issued in accordance with the Indenture; and

WHEREAS, such Series of Notes will be sold in the United States pursuant to and in reliance upon the private placement provisions of (including Rule 144A under) the United States Securities Act of 1933, as amended (the “Securities Act”), and in sales outside the United States in reliance upon Regulation S under the Securities Act.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Defined Terms. Terms defined in the Indenture and not otherwise defined herein shall have the meanings ascribed to them in (including by reference in) the Indenture, and the following terms, as used herein, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Applicable Procedures” shall have the meaning specified in Section 2.5(b).

“Bank” shall mean National Commercial Bank Jamaica Limited, a commercial bank organized and existing under the laws of Jamaica, with its successors.

“Benefit Plan” shall mean (i) any “employee benefit plan” as defined in Section 3(3) of ERISA, (ii) any “plan” or other arrangement (including an individual retirement account or Keogh Plan) within the meaning of Section 4975 of the United States Internal Revenue Code of 1986, as amended, or (iii) any entity that would be deemed to be a “benefit plan investor” within the meaning of the Plan Assets Regulation or otherwise.

“Calculation Agent” shall have the meaning specified in Section 2.1(i).

“Clearstream, Luxembourg” shall mean Clearstream Banking, société anonyme, a corporation existing under the laws of the Grand Duchy of Luxembourg.

“Controlling Party” shall mean the Indenture Trustee, acting at the specific written direction of Series 2006-1 Noteholders holding more than 50% of the Series Balance of the Series 2006-1 Notes.

“Definitive Notes” shall have the meaning specified in Section 2.3(a).

“Designated Court” shall have the meaning specified in Section 5.9(b).

“Distribution Compliance Period” shall mean the period commencing on the later of (a) the day that the Series 2006-1 Notes are first offered to Persons other than “distributors” (as defined in Rule 902 of the Securities Act) in reliance upon Regulation S of the Securities Act and (b) the Issuance Date of the Series 2006-1 Notes, and ending on the 40th day after such date (or such later or earlier date as is required or permitted from time to time due to amendments to the Securities Act and the regulations thereunder after the date hereof).

“DTC” shall mean The Depository Trust Company, a New York corporation.

“Early Amortization Event” shall mean the occurrence of any of the following events:

(a) subject to the Bank’s rights to cause the Coverage Reserve Account to be funded as set forth in Section 4.5 of the Indenture, any of the Series 2006-1 Debt Service Ratios shall be below its respective Series 2006-1 Trigger Level on any date of determination;

(b) the SPC shall have failed to make any payment, monetary transfer or deposit required to be made by it under the Transaction Documents and, except with respect to payments of principal or interest or any payments due on the Expected Final Payment Date (for which no grace period applies), such failure shall have continued unremedied for at least three New York Business Days after the date such payment, monetary transfer or deposit is due (it being understood that any draws made from the Coverage Reserve Account for the purpose of making a payment on the Series 2006-1 Notes shall constitute such a failure by the SPC);

(c) any of the Transaction Documents (other than the Acknowledgments) that relate to the Series 2006-1 Notes shall fail to be in full force and effect, or either the Bank or the SPC shall so claim;

(d) during any Quarterly Period, any Designated Depositary Bank shall set-off a claim against the Bank, the SPC, the Indenture Trustee or any Affiliate of any such Person against DDB Collections that, when aggregated with the amount of all other unremedied set-off claims against such person, shall exceed 5% of the total DDB Collections for such Quarterly Period and such set-off claim shall remain unremedied for at least five Business Days following the earlier of (i) an Authorized Officer of the Bank obtaining Actual Knowledge thereof and (ii) the date on which the Bank is notified thereof by the Indenture Trustee or any other Trustee;

(e) any Designated Depositary Bank shall fail to make any payment in respect of the Purchased Diversified Payment Rights in accordance with the applicable Acknowledgment or as directed by the Indenture Trustee in accordance with such Acknowledgment and (i) the aggregate amount of such outstanding payments at any time shall exceed US$1,000,000 (excluding disputed amounts, if any), and (ii) such failure shall have continued unremedied for at least five Business Days following the date of such failure;

(f) an Early Amortization Period is declared to have commenced for any Additional Series of Notes;

(g) the occurrence of a Default (unless such Early Amortization Event is waived by the Controlling Party);

(h) for any one Quarterly Period, less than 70% of Collections received during such period shall have been deposited into the Concentration Accounts at Designated Depositary Banks that are parties to Enforceable Acknowledgments (without consideration of Collections deposited into a Concentration Account by the Servicer pursuant to Section 2.2(a) of the Servicing Agreement);

(i) for each of two consecutive Quarterly Periods: (i) the amount of DDB Collections is less than 70% of such flows for the comparable period in the prior year, and (ii) the Quarterly Debt Service Ratio for each such Quarterly Period is less than 12:1x, and

(j) for each of two consecutive Quarterly Periods: (i) collections on Purchased Diversified Payment Rights denominated in currencies other than Dollars shall exceed 35% of the total collections with respect to all Purchased Diversified Payment Rights during such Quarterly Period; provided that for the purposes of this determination, “Purchased Diversified Payment Rights” shall be determined as if they were not limited to Dollars, and (ii) the Debt Service Ratio for each such Quarterly Period is less than 12:1x.

“ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Euroclear” shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Expected Final Payment Date” shall mean March 15, 2013.

“Global Notes” shall mean the Series 2006-1 Notes that are in global form (such as the Restricted Notes, the Temporary Regulation S Notes and the Permanent Regulation S Notes), transfers of beneficial interests in which shall be made through book entries by DTC as described in Section 2.3. For example, if there occurs a condition whereupon book-entry registration and transfer of the Global Notes are no longer permitted and Definitive Notes are to be issued to the Note Owners holding interests in the Global Notes, then such Series 2006-1 Notes shall no longer be Global Notes.

“Indenture” shall mean the Indenture, dated as of the date hereof, between the SPC and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Supplement” shall have the meaning specified in the preamble hereto.

“Indenture Trustee” shall have the meaning specified in the preamble hereto.

“Initial Series Balance” shall have the meaning specified in Section 2.1(b).

“Interest-Only Period” shall mean the period from and including the Issuance Date to but excluding the earliest of (a) the June 2008 Payment Date, (b) the first Payment Date of the Early Amortization Period for the Series 2006-1 Notes and (c) the date that the SPC redeems all or a portion of the Series 2006-1 Notes pursuant to Section 5.1 or 5.2 of the Indenture.

“Interest Rate” shall mean the rate of 1.80% per annum above LIBOR; provided that (a) the Interest Rate for the first Interest Period will be the rate of 1.80% per annum above LIBOR determined as of the London Business Day immediately prior to the Closing Date, (b) with respect to each Interest Period commencing after the Series 2006-1 Expected Final Payment Date, the Interest Rate for the Series 2006-1 Notes will be an additional 2.00% per annum above the then current rate, and (c) with respect to each Interest Period commencing after either Moody’s or Fitch lowers its then current rating of the Series 2006-1 Notes to below “Baa3” or “BBB-” respectively, the Interest Rate for the Series 2006-1 Notes will be an additional 0.50% per annum above the then current rate until such time as the Series 2006-1 Notes are rated at or above “BBB-” by Fitch and “Baa3” by Moody’s (at which time the Interest Rate for the Series 2006-1 Notes will decrease by 0.50% per annum).

“Issuance Date” shall mean the date hereof.

“LIBOR” shall mean, with respect to any Interest Period, the posted rate for 90-day deposits in U.S. Dollars, rounded to the nearest one-one hundredth of one percent, that appears on Telerate Page 3750 at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If such reference is not available, then the Calculation Agent shall request each Reference Bank to provide a quotation of its rate for 90-day U.S. Dollar-denominated deposits to commence on the first day of that Interest Period and in an amount that is representative for a single transaction in that market at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If at least two such quotations are provided, LIBOR shall mean the arithmetic mean, rounded to the nearest one-one hundredth of one percent, of such quotations. If LIBOR cannot be determined by either of the foregoing methods, then LIBOR for such Interest Period shall be LIBOR as in effect during the previous Interest Period.

“LIBOR Determination Date” shall mean, with respect to any Interest Period, the second London Business Day immediately preceding the day on which such Interest Period commences.

“London Business Day” shall mean any day on which commercial banks in London, England are open for business (including currency exchange and foreign currency deposits).

“Make-Whole Premium” shall mean, with respect to any optional redemption of the Series 2006-1 Notes, the present value of the remaining scheduled payments of interest on the Series 2006-1 Notes (assuming LIBOR through maturity would remain constant as of the Redemption Date), exclusive of accrued but unpaid interest to the Redemption Date, discounted to the Redemption Date on a bond-equivalent yield basis (using the same interest rate convention as that used in computing interest on the Notes) and at a rate per annum equal to LIBOR as of the Redemption Date plus 40 basis points, plus accrued and unpaid interest thereon to the Redemption Date.

“Originally Scheduled Payment Date” shall mean the 15th day of each March, June, September and December and the Expected Final Payment Date.

“Participants” shall have the meaning specified in Section 2.3(b).

“Permanent Regulation S Note” shall have the meaning specified in Section 2.3(c).

“Plan Assets Regulation” shall mean the regulations regarding plan assets promulgated by the Department of Labor at 29 C.F.R. 2510.3-101.

“Pro Forma Debt Service Ratio” shall mean, on any date of determination, the ratio of: (a) the average quarterly amount of DDB Collections during the four (4)

Quarterly Periods immediately preceding (or ending on) such date excluding DDB Collections from banks that are not as of such date still Designated Depositary Banks (or, if such date is before the completion of four (4) Quarterly Periods after the Closing Date, the average quarterly amount of the DDB Collections for each Quarterly Period after the Closing Date) to (b) the Maximum Quarterly Debt Service (calculated, with respect to consideration of the issuance of a Series of Senior Notes, as if no Subordinated Note existed) scheduled to be paid on any Payment Date after such date of determination.

“Quarterly Amortization Amount” shall mean, with respect to the Series 2006-1 Notes and the Payment Dates set forth below, a quarterly principal amortization amount equal to:

Payment Dates	Quarterly Amortization Amount (US$)
June 2008	5,000,000
September 2008	5,000,000
December 2008	5,000,000
March 2009	5,000,000
June 2009	5,000,000
September 2009	5,000,000
December 2009	5,000,000
March 2010	5,000,000
June 2010	5,000,000
September 2010	5,000,000
December 2010	5,000,000
March 2011	5,000,000
June 2011	5,000,000
September 2011	5,000,000
December 2011	5,000,000
March 2012	5,000,000
June 2012	5,000,000
September 2012	5,000,000
December 2012	5,000,000
March 2013	5,000,000

“Quarterly Interest” shall, with respect to the Series 2006-1 Notes and each Payment Date, be equal to the sum of:

(a) the product of (i) the Interest Rate, (ii) the Series Balance of the Series 2006-1 Notes as of the preceding Payment Date (after giving effect to all distributions on such preceding Payment Date) (or, in the case of the first Payment Date, the Initial Series Balance thereof) and (iii) the actual number of days in the related Interest Period divided by 360;

(b) the amount of any interest accrued pursuant to clause (a) but not distributed on any prior Payment Date in respect of the Series 2006-1 Notes; and

(c) the Series 2006-1 Capitalized Interest.

“Rating Agencies” shall mean Fitch and Moody’s.

“Reference Banks” shall mean four major banks in the London interbank market selected by the Servicer before 11:00 a.m. (London time) on the applicable LIBOR Determination Date.

“Required Series Amount” shall mean, with respect to each Payment Date, the amount necessary to make each of the payments under Section 3.1(a) through (e).

“Restricted Notes” shall mean the Rule 144A Notes and all other Series 2006-1 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by such Rule 144A Notes, other than notes transferred or exchanged upon certification as provided in Section 2.5(b) or (c).

“Rule 144A Note” shall have the meaning specified in Section 2.3(d).

“Securities Act” shall have the meaning specified in the recitals to this Indenture Supplement.

“Series 2006-1 Capitalized Interest” shall mean, to the extent permitted by Applicable Law, the product of (a) the Interest Rate, (b) the amount of any Quarterly Interest accrued pursuant to clause (a) of the definition of “Quarterly Interest” but not distributed on any prior Payment Date in respect of the Series 2006-1 Notes and (c) the actual number of days in the related Interest Period divided by 360.

“Series 2006-1 Debt Service Ratios” shall mean, collectively, the Series 2006-1 Quarterly Debt Service Ratio and the Series 2006-1 Monthly Debt Service Ratio. The Series 2006-1 Debt Service Ratios shall be the “Debt Service Ratios” relating to the Series 2006-1 Notes described in the Indenture.

“Series 2006-1 Monthly Debt Service Ratio” shall mean, on any date of determination, the ratio of (A) the aggregate DDB Collections during the calendar month preceding (or ending on) such date to (B) one-third of the aggregate Maximum Quarterly Debt Service scheduled to be paid for all Series of Senior Notes on any Payment Date after such date.

“Series 2006-1 Monthly Trigger Level” shall mean, on any date of determination following June 30, 2006, 8.0:1x.

“Series 2006-1 Note Owner” shall mean a holder of a beneficial interest in a Series 2006-1 Note.

“Series 2006-1 Noteholder” shall mean a Noteholder holding a Series 2006-1 Note.

“Series 2006-1 Notes” shall have the meaning specified in Section 2.1(a).

“Series 2006-1 Quarterly Debt Service Ratio” shall mean, on any date of determination, the ratio of (A) the aggregate DDB Collections over the Quarterly Period preceding (or ending on) such date to (B) the aggregate Maximum Quarterly Debt Service scheduled to be paid for all Senior Notes on any Payment Date after such date.

“Series 2006-1 Quarterly Trigger Level” shall mean, on any date of determination following August 31, 2006, 10.0:1x.

“Series 2006-1 Series Account” shall mean the Dollar-denominated segregated non-interest bearing account (as of the Issuance Date, held at The Bank of New York, ABA No. 021 000 018; account #264077, ref: Jamaica Diversified Payment Rights Company (Series 2006-1 Series Account)), which account is an Eligible Account held by and in the name of the Indenture Trustee and over which the Indenture Trustee shall have sole and exclusive dominion and control and sole and exclusive right of withdrawal. The Series 2006-1 Series Account shall be the “Series Account” described in the Indenture relating to the Series 2006-1 Notes.

“Series 2006-1 Trigger Levels” shall mean, collectively, the Series 2006-1 Quarterly Trigger Level and the Series 2006-1 Monthly Trigger Level. The Series 2006-1 Trigger Levels shall be the “Trigger Levels” relating to the Series 2006-1 Notes described in the Indenture.

“SPC” shall have the meaning specified in the preamble hereto.

“Telerate Page 3750” shall mean the display page currently designated on the Moneyline Telerate Service (or such other page as may replace that page on that service (or any successor service) for the purpose of displaying comparable rates of interest).

“Temporary Regulation S Note” shall have the meaning specified in Section 2.3(c).

“Unrestricted Note” shall mean any Series 2006-1 Note (including a Permanent Regulation S Note) other than a Temporary Regulation S Note or a Restricted Note.

SECTION 1.2 Rules of Construction. (a) Words of the masculine, feminine or neuter gender shall be deemed and construed to include correlative words of the other genders.

(b) References herein to specific Persons include their legal successors (or their successors fulfilling the function specified herein) and permitted assigns, and references herein to specific laws, agreements and contracts include references to such laws, agreements and contracts as amended, supplemented or otherwise modified from time to time, to the extent herein and therein permitted.

(c) References herein to Sections, subsections, Articles and Exhibits are to this Indenture Supplement, unless otherwise specified, and references to “hereof,” “herein” or “hereto” are to this Indenture as a whole and not any particular Section hereof.

(d) The word “including” (and words of similar effect) shall not be exclusive and shall mean “including (without limitation).”

ARTICLE II

ISSUANCE OF THE SERIES 2006-1 NOTES

SECTION 2.1 Creation and Designation. (a) There is hereby created a Series of Notes to be issued under the Indenture pursuant to this Indenture Supplement and to be known as the “Series 2006-1 Floating Rate Notes Due 2013” (the “Series 2006-1 Notes”). The Series 2006-1 Notes shall be issued in fully registered form, without interest coupons, with such applicable legends as are set forth in Section 2.6 and with such omissions, variations and insertions as are permitted by this Indenture Supplement. Each Series 2006-1 Note shall be substantially in the form attached hereto as Exhibit A. The Series 2006-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements printed or typewritten thereon as may be required to comply with any Applicable Law or to conform to general usage.

(b) The aggregate principal amount of the Series 2006-1 Notes that may be authenticated and delivered under this Indenture Supplement is US$100,000,000 (the “Initial Series Balance”). All Series 2006-1 Notes shall be issued to the applicable Noteholders on the Issuance Date, except Series 2006-1 Notes issued in connection with the transfer, exchange or replacement of existing Series 2006-1 Notes as provided in this Article.

(c) Subject to the terms of the Indenture and this Indenture Supplement, no principal with respect to the Series 2006-1 Notes is scheduled to be paid during the Interest-Only Period. So long as the Early Amortization Period with respect to the Series 2006-1 Notes shall not exist, on each Payment Date during the Controlled Amortization Period principal shall be payable in respect of the Series 2006-1 Notes in an amount equal to the Quarterly Amortization Amount corresponding to such Payment Date. On each Payment Date during the Early Amortization Period with respect to the Series 2006-1 Notes, principal shall be payable in the amount specified in Section 3.1. Once repaid, the Series 2006-1 Notes (or portions thereof) may not be reissued hereunder.

(d) The final distribution of principal, interest and Additional Amounts (if any) is expected to be made on the Expected Final Payment Date.

(e) Interest payable with respect to the Series 2006-1 Notes shall be payable in arrears on each Payment Date, commencing on the June 15, 2006 Payment Date, in an amount equal to the Quarterly Interest corresponding to such Payment Date.

(f) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, then the terms and provisions of this Indenture Supplement shall govern with respect to the Series 2006-1 Notes.

(g) The Series 2006-1 Notes shall be issued in minimum authorized denominations of US$100,000 and integral multiples of US$1,000 in excess thereof.

(h) Each Series 2006-1 Note represents the right to receive pro rata payments of interest, principal and Additional Amounts (if any) with respect to the Series 2006-1 Notes. The Make-Whole Premium with respect to the Series 2006-1 Notes will only be payable pursuant to an optional redemption of the Series 2006-1 Notes by the Bank.

(i) The calculation of Quarterly Interest with respect to the Series 2006-1 Notes shall be determined by the Calculation Agent. The SPC hereby appoints the Indenture Trustee to act as the initial calculation agent for the Series 2006-1 Notes, and in such capacity shall be referred to herein as the “Calculation Agent.”

SECTION 2.2 Execution and Authentication of Notes. Upon the written order of the SPC, and delivery by the SPC of sufficient executed Series 2006-1 Notes, the Indenture Trustee shall duly authenticate and deliver Series 2006-1 Notes in authorized denominations equaling in the aggregate the Initial Series Balance.

SECTION 2.3 Initial Form of Notes. (a) The Series 2006-1 Notes issued pursuant to Rule 144A or Regulation S under the Securities Act, upon original issuance, shall be issued in the form of a typewritten or printed Global Note registered in the name of DTC or its nominee and no Investor investing in such Series 2006-1 Notes shall receive a definitive note representing such Investor’s interest in the Series 2006-1 Notes except to the extent that definitive, fully registered Series 2006-1 Notes (the “Definitive Notes”) have been issued to such Note Owners in accordance with Section 2.7. Unless and until Definitive Notes are so issued in exchange for such Global Notes, DTC will make book-entry transfers among its Participants and receive and transmit distributions of principal and interest on such Global Notes to its Participants.

(b) Neither any members of, nor participants in, DTC (the “Participants”) nor any other Persons on whose behalf Participants may act (including Euroclear and Clearstream, Luxembourg, and accountholders and participants therein) shall have any rights under this Indenture Supplement with respect to any Global Note, and DTC or its nominee, as the case may be, may be treated by the Bank, the SPC, the

Indenture Trustee and any agent thereof as the absolute owner and holder of such Global Note for all purposes whatsoever. Unless and until Definitive Notes are issued in exchange for such Global Notes pursuant to Section 2.7 (i) the Bank, the SPC, the Indenture Trustee and any agent thereof may deal with DTC and its nominee for all purposes (including the making of distributions on the Global Notes) as the authorized representatives of Note Owners holding beneficial interests in such Global Notes and (ii) the rights of such Note Owners shall be exercised only through DTC and its nominee (or indirectly through Participants) and shall be limited to those established by Applicable Law and agreements between such Note Owners and DTC and such nominee (or between Note Owners and Participants). Notwithstanding the foregoing, nothing herein shall prevent the Bank, the SPC or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the DTC or such nominee or impair, as between DTC, the Participants and any other Persons on whose behalf a Participant may act, the operation of the customary practices of such Persons governing the exercise of the rights of a Series 2006-1 Noteholder.

(c) The Series 2006-1 Notes offered and sold in reliance upon Regulation S under the Securities Act shall be issued in the form of a single, temporary Global Note in fully registered form, without interest coupons, registered in the name of DTC or its nominee and deposited with the Indenture Trustee, as custodian of DTC, for credit to the respective accounts at DTC of Euroclear and Clearstream, Luxembourg. Until such time as the Distribution Compliance Period shall have terminated, a Series 2006-1 Note offered and sold in reliance upon Regulation S under the Securities Act shall be referred to herein collectively as a “Temporary Regulation S Note.” After the expiration of the Distribution Compliance Period, Note Owners may transfer their beneficial interests in the Temporary Regulation S Note for beneficial interests in an unrestricted note that shall be issued in the form of a single, permanent Global Note in fully registered form without interest coupons (the “Permanent Regulation S Note”) upon certification that such Note Owner is not a “U.S. Person” within the meaning of Rule 902 of the Securities Act or upon certification that such Note Owner is a U.S. Person who purchased its interest in a transaction that did not require registration under the Securities Act. The aggregate principal balance of the Temporary Regulation S Note or the Permanent Regulation S Note may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal balance of the Rule 144A Note, as provided in Section 2.5.

(d) The Series 2006-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A under the Securities Act shall be issued in the form of a single, permanent Global Note in fully registered form, without interest coupons, registered in the name of DTC or its nominee and deposited with the Indenture Trustee, as custodian of DTC (the “Rule 144A Note”). The aggregate principal balance of the Rule 144A Note may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal balance of the Temporary Regulation S Note or the Permanent Regulation S Note, as provided in Section 2.5.

(e) The Indenture Trustee shall have no responsibility or obligation to any Note Owner that is a member of (or a participant in) DTC or any other Person with respect to the accuracy of the records of DTC (or its nominee) or of any participant or member thereof, with respect to any ownership interest in the Series 2006-1 Notes or with respect to the delivery of any notice (including any notice of redemption) or the payment of any amount or delivery of any Series 2006-1 Notes (or other security or property) under or with respect to the Series 2006-1 Notes. The Indenture Trustee may rely (and shall be fully protected in relying) upon information furnished by DTC with respect to its members, participants and any beneficial owners.

SECTION 2.4 Notices to Depositary. Whenever notice or other communication to the Series 2006-1 Noteholders is required under the Indenture or this Indenture Supplement, the SPC and the Indenture Trustee (subject to Sections 2.9 and 10.7 of the Indenture) shall be required to give all such notices and communications specified herein only to DTC (or its nominee) and other Series 2006-1 Noteholders.

SECTION 2.5 Restrictions on Transfer of Global Notes. Notwithstanding any other provisions hereof to the contrary:

(a) Except as provided in Section 2.7, a Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; it being understood that this paragraph shall not prohibit any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section. Any transfer of a Global Note (or beneficial interests therein) shall be in the authorized denominations set forth in Section 2.1(g).

(b) If the owner of a beneficial interest in the Rule 144A Note wishes at any time to exchange its beneficial interest therein for a beneficial interest in the Temporary Regulation S Note, or to transfer such beneficial interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Note, then such exchange or transfer may be effected, subject to the applicable rules and procedures of DTC, Euroclear and Clearstream, Luxembourg (the “Applicable Procedures”), only in accordance with this paragraph. Upon delivery of an interest in the Rule 144A Note to the DTC account of the Indenture Trustee and receipt by the Indenture Trustee at the Corporate Trust Office of (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Indenture Trustee to credit or cause to be credited to a specified Participant’s account a beneficial interest in the Temporary Regulation S Note, in a principal balance amount equal to that of the beneficial interest in the Rule 144A Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and the Euroclear or Clearstream, Luxembourg account, as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (iii) an executed certificate in substantially the form set forth in Exhibit B given by the holder of such beneficial interest in the Rule 144A Note, the Indenture Trustee shall reduce the balance of the Rule 144A Note, increase the balance of the Temporary Regulation S Note, by the amount of the beneficial interest in the Rule 144A Note so exchanged or transferred, and credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Participant for Euroclear or Clearstream, Luxembourg or both, as the case may be) a beneficial interest in the Temporary Regulation S Note having a principal balance equal to the amount by which the principal balance of the Rule 144A Note was reduced upon such exchange or transfer.

(c) If the owner of a beneficial interest in the Rule 144A Note wishes at any time to exchange its beneficial interest therein for a beneficial interest in the Permanent Regulation S Note, or to transfer such beneficial interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Note, then such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with this paragraph. Upon delivery of an interest in the Rule 144A Note to the DTC account of the Indenture Trustee and receipt by the Indenture Trustee at its Corporate Trust Office of (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Indenture Trustee to credit or cause to be credited to a specified Participant’s account a beneficial interest in the Permanent Regulation S Note in a principal balance equal to that of the beneficial interest in the Rule 144A Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and the Euroclear or Clearstream, Luxembourg account, as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (iii) an executed certificate in substantially the form of Exhibit C given by the holder of such beneficial interest in the Rule 144A Note, the Indenture Trustee shall reduce the balance of the Rule 144A Note, increase the balance of the Permanent Regulation S Note, by the amount of the beneficial interest in the Rule 144A Note so exchanged or transferred, and credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Participant for Euroclear or Clearstream, Luxembourg or both, as the case may be) a beneficial interest in the Permanent Regulation S Note having a principal balance equal to the amount by which the principal balance of the Rule 144A Note was reduced upon such exchange or transfer.

(d) If the owner of a beneficial interest in the Temporary Regulation S Note or the Permanent Regulation S Note wishes at any time to exchange its beneficial interest therein for a beneficial interest in the Rule 144A Note, or to transfer such beneficial interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Note, then such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with this paragraph. Upon delivery of an interest in the Temporary Regulation S

Note or the Permanent Regulation S Note to the DTC account of the Indenture Trustee and receipt by the Indenture Trustee at its Corporate Trust Office of (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Indenture Trustee to credit or cause to be credited to a specified Participant’s account a beneficial interest in the Rule 144A Note in a principal balance equal to that of the beneficial interest in the Temporary Regulation S Note or the Permanent Regulation S Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and the Euroclear or Clearstream, Luxembourg account, as the case may be) to be debited with, and the account of the Participant to be credited for, such beneficial interest, and (iii) with respect to a transfer of a beneficial interest in the Temporary Regulation S Note (but not the Permanent Regulation S Note), an executed certificate in substantially the form set forth in Exhibit D given by the holder of such beneficial interest in the Temporary Regulation S Note, the Indenture Trustee shall reduce the balance of the Temporary Regulation S Note or Permanent Regulation S Note, as the case may be, increase the balance of the Rule 144A Note, by the principal balance of the beneficial interest in the Temporary Regulation S Note or the Permanent Regulation S Note so exchanged or transferred, and credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Participant for DTC) a beneficial interest in the Rule 144A Note having a principal balance equal to the amount by which the principal balance of the Temporary Regulation S Note or the Permanent Regulation S Note, as the case may be, was reduced upon such exchange or transfer.

(e) If a Global Note or any portion thereof (or beneficial interest therein) is exchanged for a Definitive Note, then such Definitive Note may in turn be exchanged (upon transfer or otherwise) for Series 2006-1 Notes that are not Global Notes or for a beneficial interest in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of subsections (a) through (d) above and subsection (f) below (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by the SPC and the Indenture Trustee.

(f) Until the termination of the Distribution Compliance Period, interests in the Temporary Regulation S Note may be held only through Participants acting for and on behalf of Euroclear and Clearstream, Luxembourg; provided that this paragraph shall not prohibit any transfer in accordance with subsection (d).

SECTION 2.6 Restrictive Legends. (a) The Series 2006-1 Notes shall bear the following legends to the extent indicated:

(i) The Restricted Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OF AMERICA, JAMAICA, THE CAYMAN ISLANDS OR ANY OTHER JURISDICTION. THE HOLDER HEREOF (OR OF A BENEFICIAL INTEREST HEREIN) BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) BEFORE THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY (THE “SPC”) OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN OR ANY PREDECESSOR HERETO), ONLY: (a) TO THE SPC, (b) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE UPON RULE 144A, (d) PURSUANT TO RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT FOR OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES OR (e) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS, SUBJECT TO THE RIGHT OF THE SPC, NATIONAL COMMERCIAL BANK JAMAICA LIMITED (THE “BANK”) AND THE BANK OF NEW YORK, AS INDENTURE TRUSTEE (THE “INDENTURE TRUSTEE”), BEFORE ANY SUCH OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSE (e), TO REQUIRE THE DELIVERY OF AN OPINION

OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE SPC, THE BANK AND THE INDENTURE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER HEREOF AFTER THE RESALE RESTRICTION TERMINATION DATE.

(ii) The Temporary Regulation S Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OF AMERICA, JAMAICA, THE CAYMAN ISLANDS OR ANY OTHER JURISDICTION. UNTIL THE EXPIRATION OF THE PERIOD ENDING 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THIS NOTE (SUCH PERIOD, THE “DISTRIBUTION COMPLIANCE PERIOD”) IN CONNECTION WITH THE OFFERING OF THIS NOTE (AND BENEFICIAL INTERESTS HEREIN) IN AND OUTSIDE OF THE UNITED STATES OF AMERICA, THE OFFER, SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF (OR OF A BENEFICIAL INTEREST HEREIN), BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE (OR A BENEFICIAL INTEREST HEREIN), ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND AGREES THAT THIS NOTE (OR BENEFICIAL INTERESTS HEREIN) MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES OF AMERICA GOVERNING THE OFFER AND SALE OF SECURITIES, AND, BEFORE THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD, ONLY: (a) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (b) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS

DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF SUCH RULE OR (d) TO JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY

(iii) Each Global Note shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE SUPPLEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE SUPPLEMENT.

(iv) Each Global Note with respect to which DTC (or its nominee) is the Series 2006-1 Noteholder shall bear the following legend:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2006-1 NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. (OR SUCH OTHER ENTITY), HAS AN INTEREST HEREIN.

(b) The required legends set forth in subsection (a) shall not be removed from the applicable Series 2006-1 Notes except as provided herein. The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to the SPC and the Indenture Trustee such satisfactory evidence, which may include an Opinion of Counsel, as may reasonably be required by the SPC and the Indenture Trustee that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2006-1 Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee, at the direction of the SPC, shall authenticate and deliver in exchange for such Note a Series 2006-1 Note (or Series 2006-1 Notes) having an equal aggregate principal balance that does not bear such legend. If such a legend required for a Series 2006-1 Note has been removed as provided above, then no other Series 2006-1 Note issued in exchange for all or any part of such Series 2006-1 Note shall bear such legend unless the SPC has reasonable cause to believe that such other Series 2006-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Indenture Trustee to cause a legend to appear thereon.

(c) The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture Supplement or under Applicable Law with respect to any transfer of any interest in any Series 2006-1 Note (including any transfers between or among Series 2006-1 Note Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, this Indenture Supplement, and to examine the same to determine material compliance as to form with the express requirements hereof.

SECTION 2.7 Issuance of Definitive Notes. If (a) DTC notifies the Indenture Trustee in writing that it is unwilling or is unable to continue as the depositary for a Global Note, or that it ceases to be a “clearing agency” registered under the Exchange Act, and (b) the SPC and the Indenture Trustee are unable to locate a qualified successor depositary within 90 days of such notice, then the Indenture Trustee shall notify all applicable Series 2006-1 Noteholders of the occurrence of any such event and of the availability of Definitive Notes to Series 2006-1 Note Owners. Upon the giving of such notice and the surrender of the Global Notes by DTC, accompanied by registration instructions, the SPC shall issue Definitive Notes (which shall be in definitive, fully registered, non-global form without interest coupons) for the Series 2006-1 Notes. Upon issuance of Definitive Notes in accordance with this Section, the Indenture Trustee shall recognize the holders of the Definitive Notes as Series 2006-1 Noteholders hereunder. If Definitive Notes are to be issued in accordance with this Section, then the SPC shall promptly make available to the Indenture Trustee a sufficient supply of Definitive Notes. Unless counsel to the SPC and the Indenture Trustee determines otherwise in accordance with Applicable Law and the procedures set forth in Section 2.6(b), any such Definitive Notes shall bear the appropriate no-transfer legend.

SECTION 2.8 Persons Deemed Owners. Before due presentation of a Series 2006-1 Note for registration of transfer, the Indenture Trustee and any Paying Agent shall treat the Person in whose name any Series 2006-1 Note is registered as the owner of such Series 2006-1 Note for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Indenture Trustee nor any Paying Agent shall be affected by any notice to the contrary.

SECTION 2.9 Conditions to Issuance of Additional Series. In addition to the requirements for the issuance of Additional Series set forth in Section 2.2 of the Indenture, so long as the Series 2006-1 Notes are Outstanding, before the issuance of any Additional Series:

(a) the Pro Forma Debt Service Ratio after giving effect to such issuance shall be no less than (i) with respect to the issuance of an Additional Series of Senior Notes, 12.0:1x, and (ii) with respect to the issuance of an Additional Series of Subordinated Notes, 10.0:1x;

(b) notwithstanding Section 2.2(b)(v) of the Indenture, Moody’s and Fitch shall each have notified the Indenture Trustee in writing that the proposed issuance of the Additional Series will not result in a withdrawal or reduction of its rating of the Series 2006-1 Notes to below the greater of (i) the lower of (A) the then-current rating of the Series 2006-1 Notes and (B) the rating of the Series 2006-1 Notes at issuance and (ii) “Baa3” (with respect to Moody’s) and “BBB-” (with respect to Fitch);

(c) the SPC shall have received a request in writing from the Bank to issue such additional Notes;

(d) the expected final payment date of such additional Notes shall be later than the Expected Final Payment Date of the Series 2006-1 Notes; and

(e) the weighted average remaining life of such additional Notes shall not be less than the weighted average remaining life of the Series 2006-1 Notes

(in the case of each of (a) through (e) above, as of the date of issuance of such additional Notes).

SECTION 2.10 Representations, Warranties and Covenants of the SPC. In addition to the representations, warranties and covenants in the Indenture, the SPC hereby represents, warrants and covenants, as of the Issuance Date, the following:

(a) Corporate Existence. It has been duly incorporated, is in good standing and has full power and authority, and all governmental licenses, authorizations, consents and approvals, to execute and deliver this Indenture Supplement, the Series 2006-1 Notes and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder, in each case except where any failure is not reasonably likely, alone or in the aggregate, to have a Material Adverse Effect.

(b) Authorization; Non-Contravention. Its execution and delivery of this Indenture Supplement, the Series 2006-1 Notes and each other Transaction Document to which it is a party, and its performance hereunder and thereunder (i)

have been duly authorized by all necessary corporate action (including any necessary shareholder action), (ii) require no action by or in respect of, or filing with, any Governmental Authority, except such as have been taken or made on or before the Issuance Date, (iii) will not contravene any Applicable Law except to the extent that the failure to comply therewith is not reasonably likely to have a Material Adverse Effect, (iv) will not contravene or constitute a default under any Contractual Obligation, judgment, injunction, order or decree binding upon it or its properties except to the extent that any such contravention or default is not reasonably likely to have a Material Adverse Effect and (v) except pursuant to the Transaction Documents, will not result in the creation or imposition of any Lien on any of its properties or revenues.

(c) Enforceability. Each of this Indenture Supplement, the Series 2006-1 Notes and each other Transaction Document to which it is a party has been duly executed and delivered by it and (with respect to any Series 2006-1 Note, upon its authentication by the Indenture Trustee) constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) No Early Amortization Event or Default. There exists (i) no Early Amortization Event or Default and (ii) no event the existence of which would be an Early Amortization Event or Default with the expiration of any applicable grace period, the delivery of notice or both.

SECTION 2.11 ERISA Representations of Investors. Each Investor in a Series 2006-1 Note shall (by its acquisition of such Series 2006-1 Note or beneficial interests therein) be deemed to have represented to and agreed with the SPC and the Indenture Trustee that either (a) it is not, and is not acting on behalf of, (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a “plan” as described in Section 4975(e)(1) of the Code, (iii) an entity whose underlying assets include “plan assets” of any of the foregoing by reason of a Benefit Plan or (iv) a governmental plan that is subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code; or (b) the acquisition, holding or disposition of a Series 2006-1 Note (or an interest therein) will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar applicable law).

ARTICLE III

APPLICATION OF FUNDS

SECTION 3.1 Series 2006-1 Series Account. All amounts on deposit in the Series 2006-1 Series Account shall be allocated and/or distributed on each New York Business Day by the Indenture Trustee (based upon written information certified to it by the Servicer pursuant to Section 2.2(o) of the Servicing Agreement) in the following order of priority:

(a) first, all amounts to the extent necessary to pay all Quarterly Interest payable on the next Payment Date will be retained in the Series 2006-1 Series Account and will be paid to the Series 2006-1 Noteholders on such Payment Date;

(b) second, all remaining amounts to the extent necessary to pay the Quarterly Amortization Amount scheduled to be paid on the next Payment Date (or scheduled to be paid on any previous Payment Date but that has not yet been paid) in respect of the Series 2006-1 Notes will be retained in the Series 2006-1 Series Account and paid to the Series 2006-1 Noteholders on such Payment Date;

(c) third, during the Early Amortization Period with respect to the Series 2006-1 Notes, all remaining amounts will be applied to the extent necessary to pay the Series 2006-1 Noteholders any outstanding principal of the Series 2006-1 Notes;

(d) fourth, all remaining amounts to the extent necessary to pay on the dates due to each other person (other than the Bank, the SPC and any affiliate of either thereof) to whom any other amount (including any Other Taxes owed but not yet paid or reimbursed by the Bank, but excluding any Additional Amounts or Make-Whole Premium) under the Transaction Documents with respect to the Series 2006-1 Notes is owed by the SPC will be paid to each such person;

(e) fifth, all remaining amounts to the extent necessary to pay any Additional Amounts or Make-Whole Premium with respect to the Series 2006-1 Notes not yet paid by the Bank will be paid to the applicable recipient thereof on the dates due; and

(f) sixth, on each New York Business Day, any remaining amounts will be paid to the Bank as a payment under the Originator Note.

All payments to be made to the Series 2006-1 Noteholders shall be made on a pro rata basis to the Series 2006-1 Noteholders of record as of the close of business on the most recent Record Date.

On each Payment Date, the Indenture Trustee shall notify the SPC and the Bank of the amounts applied on such date pursuant to each of clauses (a) through (e) (it being understood that the Indenture Trustee may provide such information in the account statements that it delivers to the SPC and the Bank).

SECTION 3.2 Method of Distribution. Distributions to each Series 2006-1 Noteholder shall be by check sent by first-class mail to the address of such Series 2006-1 Noteholder appearing on the Register as of the relevant Record Date or, upon written application to the Indenture Trustee by a Series 2006-1 Noteholder of an original principal balance of Series 2006-1 Notes of at least US$5,000,000 not later than such Record Date, by electronic funds transfer in immediately available funds to an account maintained by such Series 2006-1 Noteholder with a bank having electronic funds transfer capability; provided that the final distribution in respect of any Series 2006-1 Note shall be made only against surrender of such Series 2006-1 Note as provided in Section 2.6(c) of the Indenture. Unless such designation for payment by electronic funds transfer is revoked, any such designation made by any Series 2006-1 Noteholder with respect to its Series 2006-1 Note shall remain in effect with respect to any future payments in respect of such Series 2006-1 Note. The SPC shall pay any wiring or similar administrative charges that are imposed in connection with the remitting of any payments under the Series 2006-1 Notes (for which charges the Bank has agreed to reimburse the SPC pursuant to Section 3.1(b) of the Servicing Agreement).

SECTION 3.3 Coverage Reserve Account. Notwithstanding anything herein or in the Indenture to the contrary, the Bank may exercise its right to cure an Early Amortization Event described in clause (a) of the definition thereof so long as no Series 2006-1 Debt Service Ratio is below 1.0:1x, by electing to fund the Coverage Reserve Account.

SECTION 3.4 Securities Account. The parties hereto hereby agree that, for so long as any such account is maintained at The Bank of New York (a) the Series 2006-1 Series Account shall be a “securities account” as defined in Section 8-501 of the UCC, (b) all property credited to such account shall be treated as “financial assets” under Article 8 of the UCC, (c) The Bank of New York is a “securities intermediary” as defined in Section 8-102 of the UCC, (d) the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC is New York and (e) the Indenture Trustee will be the sole “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC).

ARTICLE IV

NOTEHOLDERS’ LISTS AND REPORTS BY THE SPC

SECTION 4.1 Access to Register. The Indenture Trustee shall permit each Series 2006-1 Noteholder to inspect and copy the Register and other books and records of the Indenture Trustee to the extent relating to the Series 2006-1 Notes upon reasonable prior written notice during regular business hours of the Indenture Trustee. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Series 2006-1 Noteholders received by the Indenture Trustee.

SECTION 4.2 Reports by the SPC. The SPC covenants to furnish to each Series 2006-1 Noteholder such data and information relating to the performance of the provisions of the Indenture and this Indenture Supplement and the business affairs and financial condition of the SPC as from time to time may be reasonably requested by Series 2006-1 Noteholders holding more than 10% of the Series Balance of the Series 2006-1 Notes.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Successors and Assigns. This Indenture Supplement shall be binding upon and inure to the benefit of each party hereto and their respective successors (whether by merger, consolidation or otherwise) and assigns. The SPC agrees that it will not assign all or any portion of its rights hereunder or delegate any of its obligations hereunder without (a) the prior written consent of the Controlling Party and (b) the receipt by the Indenture Trustee from the Rating Agency of written confirmation that such assignment, transfer or delegation shall not result in the Rating Agency withdrawing or reducing its rating on the Series 2006-1 Notes below the lower of such Series’ then-current rating and initial rating from the Rating Agency.

SECTION 5.2 Governing Law. THIS INDENTURE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by Applicable Law.

SECTION 5.4 Modification of Agreement. Subject to Article XI of the Indenture, all modifications, consents, amendments or waivers of any provision of this Indenture Supplement shall be effective only if the same shall be in writing between the SPC and the Indenture Trustee (with the written consent of the Controlling Party and the Bank) and then shall be effective only in the specific instance and for the specific purpose for which given. A copy of any such modification, consent, amendment or waiver shall be delivered by the Indenture Trustee to the Rating Agency.

SECTION 5.5 Severability. Any provision of this Indenture Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.6 Notices. All notices, instructions, directions, consents, waivers, requests and demands required under this Indenture Supplement shall comply with Section 12.9 of the Indenture.

SECTION 5.7 Counterparts. This Indenture Supplement may be executed on any number of separate counterparts (including by fax or electronic delivery), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 5.8 Entire Agreement. This Indenture Supplement, including the documents referred to herein, contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and there are no promises, undertakings, representations or warranties by the parties hereto relative to the subject matter hereof not expressly set forth or referred to herein.

SECTION 5.9 Submission to Jurisdiction; Waivers. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of (i) the United States District Court for the Southern District of New York or of any New York State court (in either case sitting in Manhattan, New York City) and (ii) the courts of its own corporate domicile, in each case with all applicable courts of appeal therefrom, with respect to actions brought against it as a defendant, for purposes of all legal proceedings arising out of or relating to this Indenture (including any Indenture Supplement) or the transactions contemplated hereby; provided that nothing herein shall be deemed to limit the ability of any party to this

Indenture Supplement to bring suit against any other party to this Indenture in any other permissible jurisdiction. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court, any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and any objection based on place of residence or domicile.

(b) The SPC irrevocably appoints CT Corporation System, with offices at the date hereof at 111 Eighth Avenue, New York, New York 10011, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any United States District Court or New York State court (in either case sitting in Manhattan, New York City) (each, a “Designated Court”). The SPC agrees that service of process in respect of it upon such agent, together with written notice of such service sent to it in the manner provided in Section 5.6, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. The SPC agrees that the failure of such agent to give notice to it of any such service of process shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason either such agent shall cease to be available to act as such (including by reason of the failure of such agent to maintain an office in New York City), then the SPC agrees to designate a new agent in New York City on the terms and for the purposes of this Section. Nothing herein shall in any way be deemed to limit the ability of the SPC to serve any such legal process in any other manner permitted by Applicable Law or to obtain jurisdiction over the other party or bring actions, suits or proceedings against it in such other jurisdictions, and in such manner, as may be permitted by Applicable Law.

(c) To the extent that the SPC has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or execution, on the ground of sovereignty or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the fullest extent permitted by Applicable Law, such immunity in respect of its obligations hereunder.

(d) The SPC irrevocably waives, to the fullest extent permitted by Applicable Law, any claim that any action or proceeding relating in any way to this Indenture Supplement (or any Series 2006-1 Note) should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by the SPC relating in any way to this Indenture Supplement (or any Series 2006-1 Note) whether or not commenced earlier. To the fullest extent permitted by Applicable Law, the SPC shall take all measures necessary for any such action or proceeding to proceed to judgment before the entry of judgment in any such action or proceeding commenced by the SPC.

SECTION 5.10 Waivers of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE SUPPLEMENT AND FOR ANY

COUNTERCLAIM RELATING THERETO. EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HERETO IS ENTERING INTO THIS INDENTURE SUPPLEMENT IN RELIANCE UPON SUCH WAIVER.

SECTION 5.11 Headings and Table of Contents. Section headings and the table of contents in this Indenture Supplement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

SECTION 5.12 Use of English Language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Indenture Supplement shall be in the English language or accompanied by a certified English translation thereof.

SECTION 5.13 Termination. This Indenture Supplement shall terminate at such time as (a) the Series 2006-1 Notes (including all principal, interest, premium, if any, and Additional Amounts, if any, thereon) have been indefeasibly paid in full and (b) all amounts owing to the Indenture Trustee in respect of the Series 2006-1 Notes have been indefeasibly paid in full.

SECTION 5.14 Limited Recourse. The obligations of the SPC under this Indenture Supplement and the Series 2006-1 Notes are limited in recourse to the Collateral on the basis set forth in Section 12.18 of the Indenture, all of which is incorporated herein by reference (the necessary changes being made).

SECTION 5.15 Third Party Beneficiary. The parties hereto hereby agree that the Bank shall have the rights of a third-party beneficiary of the provisions hereof that grant certain rights to it (including Sections 3.1, 3.3 and 5.4) and may enforce such provisions as if it were a party hereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed as a deed the date first above written by their respective officers hereunto duly authorized.

JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY

By:	/s/ Guy Major
Name: Guy Major
Title: Director

in the presence of:

/s/ LeeAnn Christian
Witness

THE BANK OF NEW YORK, as Indenture Trustee

By:	/s/ James J. Fevola
Name: James J. Fevola
Title: Vice President

EXHIBIT A

FORM OF SERIES 2006-1 NOTES

[INSERT ALL APPLICABLE LEGENDS IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT (See Section 2.6)]

CUSIP No.: [47015P AA 6] [G5005FAA 1]

ISIN Code: [US47015PAA66] [USG5005FAA15]

Common Code No.: [024863441] [024863492]

Original Principal
Note No.	Balance US$100,000,000

JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY

SERIES 2006-1 FLOATING RATE NOTE DUE 2013

JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “SPC”), for value received, hereby promises to pay to Cede and Co., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS (US$100,000,000) (the “Note Balance”) in quarterly installments as described in, and subject to adjustment in accordance with, the Indenture Supplement (as defined below) and to pay interest thereon, in accordance with the terms of the Indenture Supplement, on the 15th day of each March, June, September and December (or, if any such day is not a New York Business Day, on the next succeeding New York Business Day) (each, a “Payment Date”), commencing on June 15, 2006.

All amounts payable with respect to this Series 2006-1 Note (as defined below) are payable in the lawful currency of the United States of America (“Dollars”). The SPC has agreed in the Indenture (as defined below), subject to the terms thereof, to indemnify the holder hereof against any loss sustained by it as a result of any payment made in any currency other than Dollars.

This Note constitutes one of a duly authorized issue of notes of the SPC designated as its Series 2006-1 Floating Rate Notes Due 2013 (the “Series 2006-1 Notes”), issued under the Series 2006-1 Indenture Supplement, dated as of March 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”), between the SPC and The Bank of New York, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) pursuant to the Indenture, dated as of March 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between the SPC and the Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the SPC, the Indenture Trustee and the holder of this Series 2006-1 Note (or a beneficial interest herein).

This Series 2006-1 Note is and will be secured by the Collateral as provided in the Indenture. As provided in the Indenture, the recourse of the Indenture Trustee and the holder of this Series 2006-1 Note (or a beneficial interest herein) against the SPC for payment hereunder is limited exclusively to the Collateral and the Indenture Trustee and the holder of this Series 2006-1 Note (or a beneficial interest herein) shall have no recourse to any other assets of the SPC or of any other Person. Once the Collateral is exhausted, any further liabilities of the SPC outstanding hereunder shall be extinguished. This Series 2006-1 Note is governed by and subject to all terms of the Indenture and the Indenture Supplement (which terms are incorporated herein and made a part hereof). All capitalized terms used in this Series 2006-1 Note and not defined herein shall have the meanings assigned to such terms in the Indenture Supplement. The summary of certain provisions of the Indenture and Indenture Supplement contained in this Series 2006-1 Note does not purport to be complete and is qualified in its entirety by reference to such documents.

Subject to and in accordance with the Indenture Supplement, there will be distributed on each Payment Date, to the Person in whose name this Series 2006-1 Note is registered on the preceding Record Date, a pro rata portion of the amounts payable by the SPC on such date with respect to the Series 2006-1 Notes. The final distribution with respect to this Series 2006-1 Note will be made only upon presentation and surrender of this Series 2006-1 Note at the office or agency of the Indenture Trustee specified in the notice given by the Indenture Trustee with respect to such final payment.

THIS SERIES 2006-1 NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Unless the certificate of authentication hereon has been executed by the Indenture Trustee, by manual signature, this Series 2006-1 Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement or be valid for any purpose.

THE SERIES 2006-1 NOTES DO NOT REPRESENT A DIRECT OBLIGATION OF, OR AN INTEREST IN, NATIONAL COMMERCIAL BANK JAMAICA LIMITED, THE INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF. THE SERIES 2006-1 NOTES ARE LIMITED IN RIGHT OF PAYMENT AND PERFORMANCE, ALL AS MORE SPECIFICALLY SET FORTH HEREIN AND IN THE INDENTURE AND INDENTURE SUPPLEMENT. REFERENCE IS MADE TO THE INDENTURE AND THE INDENTURE SUPPLEMENT FOR INFORMATION WITH RESPECT TO THE INTERESTS, RIGHTS, BENEFITS, OBLIGATIONS, PROCEEDS AND DUTIES EVIDENCED HEREBY. A COPY OF THE INDENTURE AND THE INDENTURE SUPPLEMENT MAY BE EXAMINED BY THE HOLDER HEREOF (OR OF A BENEFICIAL INTEREST HEREIN) UPON REQUEST DURING NORMAL BUSINESS HOURS AT THE CORPORATE TRUST OFFICE OF THE INDENTURE TRUSTEE AND AT SUCH OTHER PLACES, IF ANY, DESIGNATED BY THE INDENTURE TRUSTEE FROM TIME TO TIME.

Except in certain limited circumstances, no principal in respect of this Series 2006-1 Note shall be paid during the Interest-Only Period. The principal of the Series 2006-1 Notes is scheduled to be repaid in full on the Expected Final Payment Date.

During the Early Amortization Period with respect to the Series 2006-1 Notes, all amounts available in the Series 2006-1 Series Account for the payment of interest, principal and any other amounts payable with respect to the Series 2006-1 Notes shall be payable to the Series 2006-1 Noteholders on each Payment Date during such Early Amortization Period until the date on which all principal and interest on the Series 2006-1 Note has been paid in full.

The Series 2006-1 Notes are subject to redemption under certain circumstances described in the Indenture and the Indenture Supplement.

The SPC, the Indenture Trustee and any agent of the SPC and the Indenture Trustee (including any Transfer Agent or Paying Agent) may treat the Person in whose name this Series 2006-1 Note is registered as the owner hereof for all purposes, and neither the SPC, the Indenture Trustee nor any such agent shall be affected by any notice to the contrary.

IN WITNESS WHEREOF, the SPC has caused this Series 2006-1 Note to be duly executed.

JAMAICA DIVERSIFIED PAYMENT RIGHTS COMPANY

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Notes issued under the within mentioned Indenture Supplement.

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

Dated: March 22, 2006

EXHIBIT B

FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER

FROM RULE 144A NOTE

TO TEMPORARY REGULATION S NOTE

(exchanges or transfers pursuant to Section 2.5(b)

of the Series 2006-1 Indenture Supplement)

The Bank of New York, as Indenture Trustee

101 Barclay Street

Floor 21 West

New York, New York 10286

Attention: Global Structured Products Unit

Re:	Jamaica Diversified Payment Rights Company Series 2006-1

Floating Rate Notes Due 2013 (the “Series 2006-1 Notes”)

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”), between Jamaica Diversified Payment Rights Company (the “SPC”) and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture Supplement.

This letter relates to US$             of the Series 2006-1 Notes that are held as a beneficial interest in the Rule 144A Note (CUSIP No. 47015P AA 6) with DTC in the name of [participant]. The undersigned hereby certifies that either (i) it is the sole beneficial owner of those notes or (ii) it is acting on behalf of all the beneficial owners of those notes (the beneficial owner or beneficial owners being referred to as the “Transferor”), is duly authorized by the Transferor to do so and the Transferor has confirmed to the undersigned the truth of the matters certified in this letter. The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Temporary Regulation S Note (ISIN Code: USG5005FAA15) to be held with [Euroclear] [Clearstream, Luxembourg] (Common Code No. 024863492) through DTC. If this is a partial transfer, a minimum amount of US$100,000 or any integral multiple of US$1,000 in excess thereof of the Rule 144A Note (or beneficial interests therein) must be transferred.

In connection with such request, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture Supplement and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

B-1

(a) the offer of the Series 2006-1 Notes (or beneficial interests therein) to be so exchanged or transferred was not made to a person in the United States;

(b) either (i) at the time the buy order was originated the transferee was outside the United States or the Transferor and any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(d) the transaction meets any other applicable requirements of Rule 903 or Rule 904 of Regulation S; and

(e) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the SPC, the Indenture Trustee and National Commercial Bank Jamaica Limited.

[Insert name of certifying person or institution]

By

Name:

Title:

Dated:

cc:	Jamaica Diversified Payment Rights Company

National Commercial Bank Jamaica Limited

B-2

EXHIBIT C

FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER

FROM RULE 144A NOTE

TO PERMANENT REGULATION S NOTE

(exchanges or transfers pursuant to Section 2.5(c)

of the Series 2006-1 Indenture Supplement)

The Bank of New York, as Indenture Trustee

101 Barclay Street

Floor 21 West

New York, New York 10286

Attention: Global Structured Products Unit

Re:	Jamaica Diversified Payment Rights Company Series 2006-1

Floating Rate Notes Due 2013 (the “Series 2006-1 Notes”)

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”), between Jamaica Diversified Payment Rights Company (the “SPC”) and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture Supplement.

This letter relates to US$             of the Series 2006-1 Notes that are held as a beneficial interest in the Rule 144A Note (CUSIP No. 47015P AA 6) with DTC in the name of [participant]. The undersigned hereby certifies that either (i) it is the sole beneficial owner of those notes or (ii) it is acting on behalf of all the beneficial owners of those notes (the beneficial owner or beneficial owners being referred to as the “Transferor”), is duly authorized by the Transferor to do so and the Transferor has confirmed to the undersigned the truth of the matters certified in this letter. The Transferor has requested an exchange or transfer of such beneficial interest for an interest in the Permanent Regulation S Note (ISIN Code: USG5005FAA15) of the Series to be held with [name of participant] through DTC. If this is a partial transfer, a minimum amount of US$100,000 or any integral multiple of US$1,000 in excess thereof of the Rule 144A Note (or beneficial interests therein) must be transferred.

In connection with such request, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture Supplement and (a) with respect to transfers made in reliance upon Regulation S under the Securities Act, the Transferor does hereby certify that:

(i) the offer of the Series 2006-1 Notes (or beneficial interests therein) to be exchanged or transferred was not made to a person in the United States;

C-1

(ii) either (A) at the time the buy order was originated the transferee was outside the United States or the Transferor and any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(iii) no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(iv) the transaction meets any other applicable requirements of Rule 903 or Rule 904 of Regulation S; and

(v) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

and (b) with respect to transfers made in reliance upon Rule 144A under the Securities Act, the Transferor hereby certifies that the Series 2006-1 Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the SPC, the Indenture Trustee and National Commercial Bank Jamaica Limited.

[Insert name of certifying person or institution]

By:

Name:

Title:

Dated:

cc:	Jamaica Diversified Payment Rights Company

National Commercial Bank Jamaica Limited

C-2

EXHIBIT D

FORM OF CERTIFICATE FOR TRANSFER OR

EXCHANGE FROM TEMPORARY REGULATION S NOTE

TO RULE 144A NOTE

(exchanges or transfers pursuant to Section 2.5(d)

of the Series 2006-1 Indenture Supplement)

The Bank of New York, as Indenture Trustee

101 Barclay Street

Floor 21 West

New York, New York 10286

Attention: Global Structured Products Unit

Re:	Jamaica Diversified Payment Rights Company Series 2006-1

Floating Rate Notes Due 2013 (the “Series 2006-1 Notes”)

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”), between Jamaica Diversified Payment Rights Company (the “SPC”) and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture Supplement.

This letter relates to US$             of the Series 2006-1 Notes that are held as a beneficial interest in the Temporary Regulation S Note (ISIN Code: USG5005FAA15) with [Euroclear] [Clearstream, Luxembourg] (Common Code No. 024863492) through DTC in the name of [participant]. The undersigned hereby certifies that either (i) it is the sole beneficial owner of those notes or (ii) it is acting on behalf of all the beneficial owners of those notes (the beneficial owner or beneficial owners being referred to as the “Transferor”), is duly authorized by the Transferor to do so and the Transferor has confirmed to the undersigned the truth of the matters certified in this letter. The Transferor has requested an exchange or transfer of such beneficial interest in the Series 2006-1 Notes for an interest in the Rule 144A Note (CUSIP No. 47015P AA 6). If this is a partial transfer, a minimum amount of US$100,000 or any integral multiple of US$1,000 in excess thereof of the Temporary Regulation S Note (or beneficial interests therein) must be transferred.

In connection with such request, the Transferor does hereby certify that such Series 2006-1 Notes (or beneficial interests therein) are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A (a “QIB”) who is purchasing such Series 2006-1 Notes (or beneficial interests therein) for its own account or for the account of a QIB with respect to which the transferee exercises sole investment discretion, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

D-1

This certificate and the statements contained herein are made for your benefit and for the benefit of the SPC, the Indenture Trustee and National Commercial Bank Jamaica Limited.

[Insert name of certifying person or institution]

By:

Name:

Title:

Dated:

cc:	Jamaica Diversified Payment Rights Company

National Commercial Bank Jamaica Limited

D-2